Business
Overview
1
Rod Steiger, President & CEO

MISSION & VISION
2
• To Excel in Customer Service,
 Operate Profitably, and be
 Community Minded
• To Be the Best Financial
 Institution Possible

STRATEGIC GOAL
• To Position Wayne Savings
 As the Area’s Premier
 Community-Minded Bank
3
• Focus: Loan Growth,
 Risk Management,
 Shareholder Value

4
• Strong Name Brand Recognition
• Excellent Reputation
• Safety & Soundness
• Local Decision Making
• Personal Attention to Customers

Investor Joseph Stilwell, et.al.
5
Recently acquired an additional 96,920 shares and
went from 6.49% ownership to 9.70%
Quote from SNL Financial article (June 2011):
“Any bank that sticks to… its local community
and really works at it hard does OK, or better.
The people who are doing it right focus on
banking, and they make decisions irrespective, so
to speak, of their own personal well-being.”
We live here, work hard, and agree with him.

6
WSCB Web Video

An Eventful Year
7
• Phil Becker Retired; New CEO
• New Director: Debra Marthey
• New Dodd-Frank Reform Bill
 - Durbin Amendment - July 21st
                                                               2000 pages & 300 new regulations
 - New Consumer Financial Protection Bureau
 (CFPB) and Financial Stability Oversight
 Council (FSOC)
• New CFPB will have wide-sweeping authority

• State-Chartered Thrift - Not a commercial
 bank, but in many ways we act and look like
 one
8
• Office of Thrift Supervision (OTS) was
 replaced by the Federal Deposit Insurance
 Corporation (FDIC) and will regulate Wayne
 Savings Community Bank along with the
 Ohio Department of Financial Institutions
 (ODFI).

9
• Federal Reserve Bank (FRB) will now
 regulate Wayne Savings Bancshares Inc.
 (WSBI), Holding Company
• OTS - ODFI - SEC
• FDIC - ODFI - FRB
 CFPB - SEC

FDIC, ODFI, FRB,
CFPB, FSOC, SEC
EPS, ROE,
ROA, NIM,
Stock Value
Independence,
Take-overs,
Mergers
Future of
Community
Banking
Technology
 Customer
Satisfaction
Government
Regulations
& Mandates
Loans -
Delinquencies,
C/O
CEO Concerns or….
What Keeps Me Up at Night

My Vision
11
• A Place Customers Want to Come
• A Place People Want to Work
• A Place Investors Want to Invest
• Corporate Community Citizen
• Profitable
• Independent

1

LENDING

Joel Beckler, SVP, Senior Lender

  2007 - $ 249,056
  2008 - $ 247,038
  2009 - $ 259,716
  2010 - $ 252,760
  2011 - $ 244,029
* Dollars in Thousands/all data as of March 31.
Total Loans

1-to-4 Family Residential Loans
2007 - $155,002
2008 - $155,363
2009 - $159,257
2010 - $159,140
2011 - $162,435
* Dollars in Thousands/all data as of March 31

Non-Residential Real Estate
Land Loans
2007 - $ 66,304
2008 - $ 65,789
2009 - $ 75,521
2010 - $ 70,167
2011 - $ 62,508
•Dollars in Thousands/all data as of March 31

Non-Performing Assets
As of March 31
      2010  2011
       (dollars in thousands)
Total Non-Performing Loans 4,319  5,157
Loans Deemed Impaired  2,185  5,827
Total Non-Performing and   6,504 10,984
 Impaired Loans
Total Real Estate Owned  2,888  2,214
Total Non-Performing and   9,932 13,198
 Impaired Assets

Non-Performing & Impaired Assets
to Total Assets at March 31
2007 - 0.23%
2008 - 0.49%
2009 - 1.43%
2010 - 2.31%
2011 - 3.24%

Allowance for Loan Losses
to Total Loans at March 31
2007 - 0.63%
2008 - 0.73%
2009 - 0.97%
2010 - 1.13%
2011 - 1.32%

Commercial Lending
Sector Exposures (data as of March 31, 2011)
SECTOR
1) Investment Rental     $22.9 million
  Properties
2) Manufacturing & Warehousing
  Facilities      $10.9 million
3) Commercial Office & Retail   $12.3 million

4) Automotive Related Real Estate  $ 6.6 million

BALANCE
OUTSTANDING

TRUST
SERVICES

Wendy Blosser, SVP, Senior Trust Officer

Trust Department
Trusts offer an excellent means of
increasing a bank’s fee income.

Financial Benefits
• Source of off-balance sheet
 income to boost profitability
• Revenue stream that is not affected
 by Net Interest Margin
 - Average account life = 20 years
 - Can continue for generations

Non-Financial Considerations
Customer needs
 Retirement/Estate planning
 Investment management
 Trust services
Expanded customer relationships
 Allows loan and deposit customers to also utilize
 investment management and trust services
Customer retention
 By offering all the services from one provider
Competition from banks and other providers
Market perception - full service provider

Target Market
Baby Boomers and their parents

-Elderly segment of population rapidly
 expanding
-As longevity increases, many people depend
 on fiduciaries to manage their wealth
-Massive shift of wealth from one generation to
 the next

Year Six Results (as of March 31, 2011)
82 Accounts
Aggregate Market Value of
$41.5 Million

Account Details (data as of March 31, 2011)
41 Personal Trusts/Estates	$18 million market value
14 IMAs	$4 million market value
15 Rollover IRAs	$3.5 million market value
12 Custody Accounts	$16 million market value

$250,000
$200,000
$150,000
$100,000
$50,000
$0
$76,078
$127,033

Annual Fees
 3/31/2006 3/31/2007 3/31/2008 3/31/2009 3/31/2010 3/31/2011
 $187,520
 $179,646
$197,799

$220,800

Looking Ahead
Total Potential Additional Market
Value approximately $30 million
Many unfunded accounts
Many successor accounts
Attorney referrals
17

RETAIL
BANKING &
OPERATIONS
1
Steve Dimos, EVP, Retail
Banking / Operations

Branch Operations
This resource will help evaluate
our branch system.
Bank Intelligence Solutions:
2

BancAnalyst® Market

Growth Potential Analysis

Executive Summary

Growth Potential

Defined Market Area
3.0 Miles

Decision Tree View
Growth Potential
Consumer Demand
Consumer Profile
Age Distribution

Color Legend
Exceptional
Strong
Moderate
Sub-Optimal
Weak
Not Classified

Age Distribution

- Population Age < 18
- Population Age 18-24
- Population Age 25-34
- Population Age 35-44
- Population Age 45-49
- Population Age 50-59
- Population Age 60-64
- Population Age 65-74
- Population Age 74-84
- Population Age 85+

Age Distribution : DMA Age Distribution

DMA Age Distribution

	Age 24 or Less %	Age 25 to 44 %	Age 45 to 64 %	Age 65 or More %
Wayne Savings Community Bank Wooster, OH	31.14%	24.47%	26.58%	17.81%
Sort By:	○	◉	○	○
1. 90 N Clay St Millersburg, OH	32.08%	28.08%	23.77%	16.08%
2. 303 Highland Dr Lodi, OH	30.79%	27.34%	27.96%	13.92%
3. 237 N Main St Rittman, OH	32.48%	26.53%	26.99%	14.00%
4. 233 Claremont Ave Ashland, OH	35.45%	26.36%	22.05%	16.14%
5. 1055 Sugarbush Dr Ashland, OH	36.28%	26.20%	21.01%	16.51%
6. 121 N Main St Creston, OH	32.23%	26.07%	27.70%	14.00%
7. 2024 Millersburg Rd Wooster, OH	36.61%	25.42%	24.11%	13.85%
8. 151 N Market St Wooster, OH	34.62%	25.12%	24.32%	15.93%
9. 1926 Cleveland Rd Wooster, OH	34.19%	24.49%	25.43%	15.89%
10. 1265 S Main St North Canton, OH	27.88%	22.67%	28.58%	20.88%
11. 543 Riffel Rd Wooster, OH	33.21%	21.71%	26.35%	18.73%

Impact Summary

Age Distribution: Age 25 to 44 %

Classification: **Moderate**

Comparison:

Franchise:	24.47%
County:	25.29%
State:	25.87%
US:	26.97%

Source: Claritas Inc.

BancAnalyst® Market

Growth Potential Analysis

Decision Tree View
Growth Potential
Consumer Demand
Consumer Profile
HH Income Distribution

Executive Summary
Growth Potential

Color Legend
Exceptional
Strong
Moderate
Sub-Optimal
Weak
Not Classified

HH Income Distribution

HH Income < $15K
HH Income $15K-24K
HH Income $25K-34K
HH Income $35K-49K
HH Income $50K-74K
HH Income $75K-99K
HH Income $100K-149K
HH Income $150K-249K
HH Income $250K-499K
HH Income $500K+

IDENTIFY QUANTIFY PRIORITIZE RECOMMEND

Defined Market Area
3.0 Miles

HH Income Distribution : DMA Household Income Distribution

DMA Household Income Distribution

	Less Than $25K %	$25K to $49K %	$50K to $149K %	$150K or More %
Wayne Savings Community Bank Wooster, OH	23.76%	30.09%	41.49%	4.66%
Sort By:	○	○	○	◉
1. 1265 S Main St North Canton, OH	20.54%	28.83%	43.98%	6.65%
2. 543 Riffel Rd Wooster, OH	20.81%	29.64%	43.80%	5.76%
3. 1926 Cleveland Rd Wooster, OH	27.69%	30.29%	37.55%	4.47%
4. 151 N Market St Wooster, OH	30.62%	29.39%	35.98%	4.01%
5. 90 N Clay St Millersburg, OH	26.51%	36.26%	34.25%	2.98%
6. 2024 Millersburg Rd Wooster, OH	33.17%	28.29%	35.73%	2.82%
7. 121 N Main St Creston, OH	15.74%	27.65%	54.05%	2.56%
8. 237 N Main St Rittman, OH	23.15%	32.13%	42.64%	2.08%
9. 233 Claremont Ave Ashland, OH	30.42%	32.98%	34.67%	1.94%
10. 1055 Sugarbush Dr Ashland, OH	31.19%	33.06%	33.85%	1.90%
11. 303 Highland Dr Lodi, OH	27.10%	32.14%	39.12%	1.63%

Impact Summary

HH Income Distribution: $150K or More %

Classification: Moderate

Comparison:

Franchise:	4.66%
County:	4.59%
State:	5.16%
US:	8.00%

Source: Claritas Inc.

BancAnalyst® Market

Growth Potential Analysis

Executive Summary

Growth Potential

Defined Market Area
3.0 Miles

Decision Tree View
Growth Potential
Market Share

Market Share
- Estimated Market Share
- FDIC Deposit Market Share
- In-Market Competition
  - Total Deposits
  - Total Loans
    - Consumer Loans
    - Commercial Loans

Color Legend
Exceptional
Strong
Moderate
Sub-Optimal
Weak
Not Classified

Market Share : Market Share

Market Share

	Deposits Jun-10	FDIC Mkt Share %	FDIC Mkt Rank	Share of Est Deposit Market
Wayne Savings Community Bank Wooster, OH	314,062	8.60%	5	10.47%
1. 303 Highland Dr Lodi, OH	19,082	28.68%	3	28.32%
2. 121 N Main St Creston, OH	21,636	39.78%	2	25.05%
3. 237 N Main St Rittman, OH	23,580	22.69%	2	20.73%
4. 151 N Market St Wooster, OH	83,335	9.27%	4	14.78%
5. 90 N Clay St Millersburg, OH	22,385	8.61%	4	12.28%
6. 1926 Cleveland Rd Wooster, OH	64,343	6.72%	5	10.57%
7. 233 Claremont Ave Ashland, OH	28,278	6.80%	6	7.39%
8. 1055 Sugarbush Dr Ashland, OH	9,477	2.77%	9	2.74%
9. 543 Riffel Rd Wooster, OH	11,573	2.48%	12	2.09%
10. 1265 S Main St North Canton, OH	24,007	1.35%	30	1.66%
11. 2024 Millersburg Rd Wooster, OH	6,366	0.89%	11	1.39%

Sort By:

Impact Summary

Share of Est Deposit Market

Classification: Moderate

FINANCIAL
HIGHLIGHTS
1
Myron Swartzentruber, SVP, CFO

$2.2
$2.0
$1.9
$2.2
$2.2
$2.20
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Annual Net Income
($ in millions)
2

$13.5
$13.0
$12.5
$12.0
$11.5
$11.0
$10.5
$10.0
$11.2
$11.2
$12.2
$13.3
$12.8
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Net Interest Income
($ in millions)
3

6.2%
6.1%
6.0%
5.9%
5.8%
5.7%
5.6%
5.5%
5.4%
5.3%
6.1%
5.7%
5.6%
6.2%
5.8%
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Return on Equity (%)
4

9.40%
9.20%
9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
8.49%
8.49%
8.51%
9.11%
9.39%
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Shareholders Equity as a
Percent of Total Assets / Capital
5

80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
71.0%
76.0%
64.0%
28.0%
32.0%
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Dividend Payout Ratio
6

$408.0
$407.0
$406.0
$405.0
$404.0
$403.0
$402.0
$401.0
$400.0
$399.0
$398.0
405.7
401.6
$404.4
$406.0
$407.7
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Total Assets
($ in millions)
7

328.0
317.8
$309.5
$311.9
$320.1
$330.0
$325.0
$320.0
$315.0
$310.0
$305.0
$300.0
2007
2008
2009
2010
2011

Wayne Savings Bancshares, Inc.
Total Deposits
($ in millions)
8

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$100
$234
$1,068
$1,643
$552
2007
2008
2009
2010
2011

Provisions For Loan Losses
($ in thousands)
9

$2,500
$2,000
$1,500
$1,000
$500
$0
$1,643
$1,921
$1,733
$2,027
$1,831
2007
2008
2009
2010
2011

Non-Interest Income
($ in thousands)
10

$12,000.0
$11,000.0
$10,000.0
$9,000.0
$8,000.0
$9,744.0
$10,278.0
$10,407.0
$10,836.0
$11,267.0
2007
2008
2009
2010
2011

Non-Interest Expense
($ in thousands)
11

RISK
MANAGEMENT
12
H. Stewart Fitz Gibbon III,
EVP, COO, CRO

Risk Management
13
Major Strategic Initiative:
•development of an enterprise risk
  management program

Risk Management Framework
14
CAMELS:
   C - Capital
   A - Asset Quality
   M - Management
   E - Earnings
   L - Liquidity
   S - Sensitivity

(C) - Capital
15
• Increased by earnings
• Decreased by dividends and stock
 buyback programs
• Decreased by losses

(A) - Asset Quality
• Delinquencies
• Non-performing
• Real estate owned

(M) - Management

• Everything not included in another category
• Compliance
• Community Reinvestment Act
• Trust
• Information Technology
• Legal
• Insurance
• Operations
• Accounting/Financial Reporting
• Reputation

(E) - Earnings
• Net Interest Margin
• Fee Income
• Non-interest Expense

(L) - Liquidity

➢On balance sheet
 • Securities
 • Loans
 • Cash
➢Off balance sheet
 • Borrowing capacity

(S) - Sensitivity

• Interest Rate Risk
The company’s principal exposure
to market risk is through changes
in interest rates.

Enterprise Risk Management (ERM)
• www.sec.gov
• 8-K Filing

Change of Fiscal Year
• Currently March 31
• Will be December 31, starting at
 the end of this year - 2011
• Annual meeting will be in April or
 May instead of July
• Purpose is to provide better
 comparisons with other institutions
 and to facilitate call reporting.

QUESTIONS

Your investment and
continuing support are
greatly appreciated.
THANK YOU
24